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DELTA

APPAREL, INC. 2020 STOCK PLAN
RESTRICTED STOCK UNIT AND PERFORMANCE UNIT AWARD AGREEMENT
THIS RESTRICTED

STOCK UNIT

AND PERFORMANCE

UNIT AWARD

AGREEMENT (“Agreement”)

by and

between DELTA

APPAREL,

INC., a
Georgia corporation (“Company”), and ___________________________ (“Participant”)

is effective January 3, 2022.
WHEREAS, the Compensation Committee of the Board of

Directors of the Company has, pursuant to the

Delta Apparel, Inc. 2020 Stock Plan (“Plan”), made
an Award of the grant of Restricted Stock Units and Performance Units of the Company to the Participant and authorized and directed the execution and delivery of this
Agreement;
NOW THEREFORE, in

consideration of the

foregoing, the mutual

promises hereinafter set

forth, and other

good and valuable

consideration, the receipt and
sufficiency of which is hereby acknowledged, the

Company and the Participant hereby agree

as follows. All capitalized terms not otherwise

defined herein shall have the
meaning ascribed to them in the Plan.
Section 1.

AWARD

OF RESTRICTED STOCK UNITS AND PERFORMANCE

UNITS
In consideration of the services

performed and to be performed

by the Participant, the Company

hereby awards to the Participant

under the Plan a total

of __
,000
Restricted Stock Units under Section 8(c) of the Plan and a total of __ ,000 Performance Units under Section 8(e) of the Plan, both of which are subject to the terms and conditions set forth in this Agreement

and the Plan. The value of each Restricted

Stock Unit and Performance Unit shall

be determined and measured by the value of

one
share of stock of the Company.
Section 2.

VESTING OF UNITS BASED ON SERVICE REQUIREMENTS
The Restricted Stock

Unit grants are

based on Service

requirements and shall vest

on the date

on which the

Company files with

the Securities and

Exchange
Commission its Annual Report on Form 10-K for the Company's

fiscal year ending _________________ ___, 202_ (“RSU Vesting Date”).
Notwithstanding the above, occurrence of any of the following events shall cause the immediate vesting of Restricted Stock

Units:
(a) The death of the Participant;
(b) Disability of the Participant; or
(c) A Change in Control.

Except as otherwise

set forth herein, the

unvested portion of the

Restricted Stock Unit

Award

shall be entirely

forfeited by the Participant

in the event

that
prior to vesting the Participant breaches any terms or conditions of the Plan, the Participant resigns from the Company,

the Participant's employment with the Company
is terminated for reasons other than death or Disability, or any conditions imposed upon vesting are not met.
Section 3.

VESTING OF UNITS BASED ON PERFORMANCE REQUIREMENTS
The Performance

Unit grants

are based

on the

Company’s

achievement of

performance requirements

and shall

vest upon

the later

of the

date the

Board of
Directors (or committee

thereof, if applicable)

certifies in writing

that the Company

achieved the following

performance-based goals

established by the

Board of Directors
(or committee thereof, if applicable) on a consolidated basis or the date on which the Company files with the Securities

and Exchange Commission its Annual Report on
Form 10-K for the Company's fiscal year ending _________________

___, 202_ (“PSU Vesting Date”):
Granted Units Earned based on Return

on Capital Employed
Fiscal Year 202__ Return on Capital

Employed Requirement
Minimum 50% 5%
Par 100% 10%
Maximum 150% 15%
Performance Unit Awards shall be prorated between the Minimum and Maximum percentages based upon actual Return on Capital Employed results.
Return on Capital Employed shall mean an amount calculated by dividing the sum of Delta Apparel, Inc.'s consolidated earnings before interest and tax for the
202_ fiscal year by the sum of Delta Apparel, Inc.'s consolidated average annual capital employed for the 202_ fiscal year.

Notwithstanding the above, occurrence of any of the following events shall cause the immediate vesting at 100% of Performance

Units:
(a) The death of the Participant;
(b) Disability of the Participant; or
(c) A Change in Control.
Except as otherwise set forth herein,

the unvested portion of the

Performance Unit Award

shall be entirely forfeited by the

Participant in the event that prior

to vesting
the Participant breaches any terms or conditions

of the Plan, the Participant resigns from

the Company, the Participant's employment with the Company is terminated for
reasons other than death or Disability, or any conditions imposed upon vesting are not met.
Section 4.

NON-TRANSFERABILITY OF RIGHTS

The Participant shall have

no right to sell,

transfer, pledge, assign or otherwise

assign or hypothecate any

of the Participant's rights

under this Agreement or, until
the portion of the

Awards granted hereby

covering the Restricted

Stock Units and

Performance Units shall

vest, the Restricted

Stock Units and

Performance Units covered
by the

Award

granted hereby,

other than by

will or

the laws of

descent and distribution,

and such

rights shall be

exercisable during Participant's

lifetime only by

the
Participant.
Section 5.

PAYMENT

UPON VESTING OF RESTRICTED STOCK UNITS AND

PERFORMANCE UNITS
Subject to the terms and

conditions of the Plan, the

Company shall, as soon as practicable

following the RSU Vesting

Date (but no later than

March 15 of the
calendar year following the calendar year

that includes such vesting date), deliver

to you a number of

Shares equal to one-half of

the value of the aggregate number

of
Restricted Stock Units that became vested

on the RSU Vesting Date and a cash payment equal to one-half of the value of the aggregate number

of Restricted Stock Units
that became vested on the RSU Vesting Date.

Subject to the terms and

conditions of the Plan, the

Company shall, as soon as

practicable following the PSU Vesting

Date (but no later than

March 15 of the
calendar year following the calendar year

that includes such vesting date), deliver

to you a number of

Shares equal to one-half of

the value of the aggregate number

of
Performance Units that became vested on

the PSU Vesting

Date and a cash payment

equal to one-half of

the value of the

aggregate number of Performance Units

that
became vested on the PSU Vesting Date.

Upon payment

by the

Company, the

respective Restricted Stock

Units and Performance

Units shall

therewith be cancelled.

The delivery

of Shares

and cash
awards under this Section 5 shall be subject to applicable

employment and income tax withholding and the terms

of Section 7 herein.
Section 6.

NO DIVIDEND OR VOTING RIGHTS
The Participant acknowledges that he or she shall be entitled to no dividend or voting rights with respect to the

Restricted Stock Units or Performance Units.
Section 7.

WITHHOLDING TAXES; SECTION 83(b) ELECTION

(a)
No Shares will be payable upon the vesting of a Restricted Stock Unit or Performance Unit unless and until the Participant satisfies any Federal, state or
local withholding tax obligation

required by law to

be withheld in respect

of this Award. The Participant acknowledges

and agrees that to

satisfy any such
tax obligation the Company

may deduct and retain

from the Shares payable

upon vesting of the

Restricted Stock Units or

Performance Units such

number
of Shares as is equal

in value to the Company's

minimum statutory withholding

obligations with respect to the

income recognized by the Participant

upon
such vesting (based

on minimum

statutory withholding

rates for Federal

and state tax

purposes, including

payroll taxes,

that are

applicable to

such income).
The number of such Shares to be deducted and retained shall be based on the closing price of the Shares on the day prior to the applicable RSU Vesting
Date or PSU Vesting Date.

(b)
The Participant acknowledges that in the event an election under Section 83(b) of the Internal

Revenue Code of 1986 is filed with respect to this Award,
Participant must give a copy of the election to the Company

within ten days after filing with the Internal Revenue

Service.
Section 8.

ENFORCEMENT; INCORPORATION OF PLAN PROVISIONS
The participant acknowledges receipt of the Delta

Apparel, Inc. 2020 Stock Plan (the “Plan”).

The Restricted Stock Units Award and Performance Units Award
evidenced hereby are made under and pursuant to the Plan, and incorporated herein by reference, and the Awards are subject to all of the provisions thereof. Capitalized
terms used herein without definition shall have the same meanings given such terms in the Plan. The Participant represents and warrants that he or she has read the Plan and is fully familiar with all the terms and conditions of the

Plan and agrees to be bound thereby.
Section 9.

MISCELLANEOUS

(a)
No Representations or

Warranties.

Neither the Company

nor the

Committee or any

of their

representatives or agents

has made any

representations or
warranties to the Participant with

respect to the income

tax or other consequences

of the transactions contemplated

by this Agreement, and the

Participant
is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other

consequences.

(b)
Employment.

Nothing in this

Agreement or in

the Plan or in

the making of the

Award shall confer on the Participant

any right to

or guarantee of continued
employment with

the Company

or

any of

its

Subsidiaries or

in any

way limit

the

right of

the Company

or

any of

its

Subsidiaries to

terminate the
employment of the Participant at any time.

(c)
Investment.

The Participant hereby agrees and represents that any Shares payable upon Vesting of the Restricted Stock Units or Performance Units shall be held for the Participant's own account

for investment purposes only and not with

a view of resale or distribution unless the

Shares are registered under
the Securities Act of 1933, as amended.

(d)
Necessary Acts.

The Participant and

the Company hereby

agree to

perform any

further acts and

to execute and

deliver any

documents which may

be
reasonably necessary to carry out the provisions of this Agreement.

(e)
Severability.

The provisions

of this Agreement

are severable and

if any one

or more provisions

may be determined

to be illegal

or otherwise unenforceable,
in whole or in part, the

remaining provisions, and any partially enforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

(f)
Waiver.

The waiver by the Company of

a breach of any provision of

this Agreement by the Participant shall not

operate or be construed as a

waiver of
any subsequent breach by the Participant.

(g)
Binding Effect; Applicable Law.

This Agreement shall bind and inure to the benefit

of the Company and its successors and

assigns, and the Participant
and any heir,

legatee, or legal

representative of the

Participant. This Agreement shall

be construed, administered and

enforced in accordance

with and
subject to the terms of the Plan and the laws of the

State of Georgia.

(h)
Administration.

The authority

to manage

and control

the operation

and administration

of

this Agreement

shall be

vested in

the Committee,

and the
Committee shall have all powers with

respect to this Agreement as it has with

respect to the Plan. Any interpretation of

the Agreement by the Committee
and any decision made by it with respect to the Agreement

is final and binding.

(i)
Amendment. This Agreement may be amended by written

agreement of the Participant and the Company, without the consent of any other person.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.
DELTA

APPAREL, INC.
By: ___________________________
PARTICIPANT
_______________________________